Exhibit 99.1

Natural Resource Partners L.P.
1201 Louisiana St., Suite 3400, Houston, TX 77002

NEWS RELEASE
Natural Resource Partners L.P. Reports
Second Quarter 2019 Results

HOUSTON, August 8, 2019 - Natural Resource Partners L.P. (NYSE:NRP) today reported second quarter 2019 results as follows:

	Three Months Ended		Last Twelve Months
	June 30,		June 30,
(In thousands) (Unaudited)	2019	2018	2019
Net income from continuing operations	$19,106	$35,129	$115,816
Adjusted EBITDA (1)	62,791	53,091	240,183
Cash flow provided by (used in) continuing operations:
Operating activities	53,359	53,893	183,166
Investing activities	698	699	5,063
Financing activities	(97,989)	(24,053)	(153,783)
Distributable cash flow (1)	54,013	54,592	385,886
Free cash flow (1)	53,810	54,422	186,103
Cash flow cushion (last twelve months) (1)			26,137

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

"NRP continued to generate a steady stream of cash flow during the second quarter," stated Craig Nunez, NRP's President and Chief Operating Officer. "In addition, we further strengthened our balance sheet during the quarter by extending our $100 million revolving credit facility from 2020 to 2023 and by redeeming all of our $346 million of 10.50% bonds due 2022 through the issuance of $300 million of 9.125% bonds due 2025. During the first six months of 2019, we lowered our debt by $134 million and we continue to remain focused on free cash flow generation, return on capital employed and further de-leveraging and de-risking the Partnership.”
NRP's liquidity was $185.8 million at June 30, 2019, consisting of $70.9 million of cash, $14.9 million of cash restricted for debt repayment and $100.0 million of borrowing capacity available under its revolving credit facility. At June 30, 2019, NRP's consolidated Debt-to-Adjusted EBITDA ratio excluding the one-time beneficial Hillsboro settlement in the fourth quarter of 2018 was 2.6x.

NRP's cash flow cushion for the last twelve months ended June 30, 2019, was $26.1 million. Cash flow cushion represents the amount of free cash flow left over after payment of mandatory debt amortizations and preferred and common unit distributions. NRP remains focused on this metric to preserve financial flexibility needed to weather changes in market conditions while continuing to service its debt obligations and make distributions to unitholders.

NRP declared a cash distribution of $0.45 per common unit and a cash distribution of $7.5 million on NRP’s preferred units for the second quarter of 2019.

Second Quarter Segment Results

	Operating Business Segments
	Coal Royalty and Other	Soda Ash	Corporate and Financing	Total
(In thousands) (Unaudited)
Three Months Ended June 30, 2019
Net income (loss) from continuing operations	$53,707	$11,333	$(45,934)	$19,106
Adjusted EBITDA (1)	57,677	9,310	(4,196)	62,791
Cash flow provided by (used in) continuing operations:
Operating activities	55,811	9,310	(11,762)	53,359
Investing activities	698	—	—	698
Financing activities	—	—	(97,989)	(97,989)
Distributable cash flow (1) (2)	56,509	9,310	(11,762)	54,013
Free cash flow (1)	56,262	9,310	(11,762)	53,810

Three Months Ended June 30, 2018
Net income (loss) from continuing operations	$39,597	$16,529	$(20,997)	$35,129
Adjusted EBITDA (1)	44,104	12,250	(3,263)	53,091
Cash flow provided by (used in) continuing operations:
Operating activities	51,725	12,250	(10,082)	53,893
Investing activities	699	—	—	699
Financing activities	—	—	(24,053)	(24,053)
Distributable cash flow (1)	52,424	12,250	(10,082)	54,592
Free cash flow (1)	52,254	12,250	(10,082)	54,422

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

(2)	Includes adjustments of net proceeds from the sale of the construction aggregates business which are classified as investing cash flow from discontinued operations.

Coal Royalty and Other

Increases in second quarter performance compared to the prior year quarter were primarily due to:

•	$13.9 million increased production lease minimum revenues primarily as a result of increased lessee forfeitures of recoupable balances from minimums paid in prior periods.

•	$4.4 million of lease amendment revenues during the second quarter of 2019.

•
$3.3 million increased minimum lease straight-line revenues primarily related to the Hillsboro property that NRP began to recognize in 2019 after completion of the Hillsboro litigation settlement with Foresight.

These increases were partially offset by a $4.1 million decrease in coal royalty revenues driven by lower sales volumes from the idling of the Pinnacle mine in the fourth quarter of 2018, logistical issues in the Illinois Basin caused by flooding and high water throughout the river systems and the timing of mining on NRP's Northern Powder River Basin property. In addition, operating and maintenance expenses within the segment increased $4.3 million primarily due to bad debt expense recognized in the second quarter of 2019 related to certain receivables.
NRP continued to see solid pricing for metallurgical coal due to sustained global steel demand, as well as steady pricing for thermal coal as a result of NRP lessees locking-in favorable pricing for the first half of 2019. Approximately 70% of NRP's coal royalty revenues and approximately 50% of its coal royalty sales volumes was derived from metallurgical coal during the three months ended June 30, 2019.

Soda Ash

Net income decreased due to Ciner Wyoming's litigation settlement of a royalty dispute that resulted in $12.7 million of income in the second quarter of 2018. Excluding the impact of this litigation settlement, net income increased $7.5 million compared to the prior year quarter driven by increased production and sales volumes and increased domestic and international sales prices.
Adjusted EBITDA, Distributable cash flow and Free cash flow decreased $2.9 million due to lower second quarter cash distributions received from Ciner Wyoming. The managing partner of NRP's Ciner Wyoming joint venture has announced plans for a major capacity expansion project and a multi-year reduction in cash distributions, with the cash retained at the JV used to fund a portion of the expansion capital cost. The cash distributions NRP has received from Ciner Wyoming over the last two years have averaged $45 million annually. Starting this month, NRP expects for the cash distributions it receives from Ciner Wyoming to decrease to approximately $25 million to $28 million per year and be held at such levels for the next two to three years. This expansion project is intended to provide significant increases in production capacity, free cash flow and cash distributions to NRP over the long term.
Corporate and Financing

Corporate and Financing costs increased as compared to the prior year quarter primarily driven by the refinancing and extension of both NRP's bonds and revolving credit facility in the second quarter of 2019 that resulted in a $29.3 million loss on extinguishment of debt. Additionally, Cash flow used in financing activities increased primarily as a result of the use of cash on hand to reduce the principal of NRP’s bonds by $46 million and to pay financing costs that included an $18 million call option premium related to the redemption of the $346 million bonds.
Conference Call

A conference call will be held today at 10:00 a.m. ET. To join the conference call, dial (844) 379-6938 and provide the conference code 55454893. Investors may also listen to the call via the Investor Relations section of the NRP website at www.nrplp.com. To access the replay, please visit the Investor Relations section of NRP’s website.
Company Profile

Natural Resource Partners L.P., a master limited partnership headquartered in Houston, TX, is a diversified natural resource company that owns, manages and leases a diversified portfolio of mineral properties in the United States including interests in coal, industrial minerals and other natural resources. A large percentage of NRP's revenues are generated from royalties and other passive income. In addition, NRP owns an equity investment in Ciner Wyoming LLC, a trona ore mining and soda ash production business.

For additional information, please contact Tiffany Sammis at 713-751-7515 or tsammis@nrplp.com. Further information about NRP is available on the partnership’s website at http://www.nrplp.com.

Forward-Looking Statements

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership. These risks include, among other things, statements regarding: the Partnership's business strategy; its liquidity and access to capital and financing sources; its financial strategy; prices of and demand for coal, trona and soda ash, and other natural resources; estimated revenues, expenses and results of operations; projected production levels by the Partnership's lessees; Ciner Wyoming LLC’s trona mining and soda ash refinery operations; distributions from the soda ash joint venture; the impact of governmental policies, laws and regulations, as well as regulatory and legal proceedings involving the Partnership, and of scheduled or potential regulatory or legal changes; global and U.S. economic conditions; and other factors detailed in Natural Resource Partners’ Securities and Exchange Commission filings. Natural Resource Partners L.P. has no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures
"Adjusted EBITDA" is a non-GAAP financial measure that we define as net income (loss) from continuing operations less equity earnings from unconsolidated investment, net income attributable to non-controlling interest and gain on reserve swap; plus total distributions from unconsolidated investment, interest expense, net, debt modification expense, loss on extinguishment of debt, depreciation, depletion and amortization and asset impairments. Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income or loss, net income or loss attributable to partners, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP as measures of operating performance, liquidity or ability to service debt obligations. There are significant limitations to using Adjusted EBITDA as a measure of performance, including the inability to analyze the effect of certain recurring items that materially affect our net income (loss), the lack of comparability of results of operations of different companies and the different methods of calculating Adjusted EBITDA reported by different companies. In addition, Adjusted EBITDA presented below is not calculated or presented on the same basis as Consolidated EBITDA as defined in our partnership agreement or Consolidated EBITDDA as defined in Opco's debt agreements. Adjusted EBITDA is a supplemental performance measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess the financial performance of our assets without regard to financing methods, capital structure or historical cost basis.
“Distributable cash flow” or "DCF" is a non-GAAP financial measure that we define as net cash provided by (used in) operating activities of continuing operations plus distributions from unconsolidated investment in excess of cumulative earnings, proceeds from sales of assets, including sales of discontinued operations, and return of long-term contract receivables (including affiliate); less maintenance capital expenditures and distributions to non-controlling interest. DCF is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities. DCF may not be calculated the same for us as for other companies. In addition, Distributable cash flow is not calculated or presented on the same basis as distributable cash flow as defined in our partnership agreement, which is used as a metric to determine whether we are able to increase quarterly distributions to our common unitholders. Distributable cash flow is a supplemental liquidity measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess our ability to make cash distributions and repay debt.
“Free cash flow” or "FCF" is a non-GAAP financial measure that we define as net cash provided by (used in) operating activities of continuing operations plus distributions from unconsolidated investment in excess of cumulative earnings and return of long-term contract receivables (including affiliate); less maintenance and expansion capital expenditures, cash flow used in acquisition costs classified as financing activities and distributions to non-controlling interest. FCF is calculated before mandatory debt repayments. Free cash flow is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities. Free cash flow may not be calculated the same for us as for other companies. Free cash flow is a supplemental liquidity measure used by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others to assess our ability to make cash distributions and repay debt.
“Free cash flow excluding discontinued operations and one-time beneficial items” is a non-GAAP financial measure that we define as Free cash flow excluding discontinued operations and one-time beneficial items. Free cash flow excluding discontinued operations and one-time beneficial items is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities. Free cash flow excluding discontinued operations and one-time beneficial items may not be calculated the same for us as for other companies. Free cash flow excluding discontinued operations and one-time beneficial items is a supplemental liquidity measure used by our management to assess our ability to make cash distributions and repay debt.
"Cash flow cushion" is a non-GAAP financial measure that we define as Free cash flow less one-time beneficial items, mandatory Opco debt amortization payments, preferred unit distributions and common unit distributions. Cash flow cushion is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities. Cash flow cushion is a supplemental liquidity measure used by our management to assess the Partnership's ability to make or raise cash distributions to our common and preferred unitholders and our general partner and repay debt or redeem preferred units.

"Return on capital employed" or "ROCE" is a non-GAAP financial measure that we define as Net income from continuing operations plus financing costs (interest expense plus loss on extinguishment of debt) divided by the sum of equity excluding equity of discontinued operations, and debt. Return on capital employed should not be considered an alternative to, or more meaningful than, net income or loss, net income or loss attributable to partners, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP as measures of operating performance, liquidity or ability to service debt obligations. Return on capital employed is a supplemental performance measure used by our management team that measures our profitability and efficiency with which our capital is employed. The measure provides an indication of operating performance before the impact of leverage in the capital structure.
"Return on capital employed excluding discontinued operations and one-time beneficial items" is a non-GAAP financial measure that we define as Return on capital employed excluding one-time beneficial items. Return on capital employed excluding discontinued operations and one-time beneficial items should not be considered an alternative to, or more meaningful than, net income or loss, net income or loss attributable to partners, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP as measures of operating performance, liquidity or ability to service debt obligations. Return on capital employed excluding discontinued operations and one-time beneficial items is a supplemental performance measure used by our management team that measures our profitability and efficiency with which our capital is employed excluding the impact of one-time beneficial items. The measure provides an indication of operating performance before the impact of leverage in the capital structure and excluding the impact of one-time beneficial items.

-Financial Tables and Reconciliation of Non-GAAP Measures Follow-

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

Consolidated Statements of Comprehensive Income

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(In thousands, except per unit data)	2019	2018	2019	2019	2018
Revenues and other income
Coal royalty and other	$64,616	$47,920	$49,502	$114,118	$92,394
Transportation and processing services	5,274	5,002	5,601	10,875	10,385
Equity in earnings of Ciner Wyoming	11,333	16,529	11,682	23,015	26,150
Gain on asset sales	246	168	256	502	819
Total revenues and other income	$81,469	$69,619	$67,041	$148,510	$129,748
Operating expenses
Operating and maintenance expenses	$12,459	$8,117	$8,360	$20,819	$14,332
Depreciation, depletion and amortization	3,970	5,376	4,392	8,362	10,476
General and administrative expenses	4,196	3,263	4,350	8,546	7,599
Asset impairments	—	—	—	—	242
Total operating expenses	$20,625	$16,756	$17,102	$37,727	$32,649

Income from operations	$60,844	$52,863	$49,939	$110,783	$97,099
Other expenses, net
Interest expense, net	$(12,456)	$(17,734)	$(14,174)	$(26,630)	$(35,684)
Loss on extinguishment of debt	(29,282)	—	—	(29,282)	—
Total other expenses, net	$(41,738)	$(17,734)	$(14,174)	$(55,912)	$(35,684)
Net income from continuing operations	$19,106	$35,129	$35,765	$54,871	$61,415
Income (loss) from discontinued operations	245	2,981	(46)	199	1,033
Net income	$19,351	$38,110	$35,719	$55,070	$62,448
Net income attributable to non-controlling interest	—	(869)	—	—	(869)
Net income attributable to NRP	$19,351	$37,241	$35,719	$55,070	$61,579
Less: income attributable to preferred unitholders	(7,500)	(7,500)	(7,500)	(15,000)	(15,000)
Net income attributable to common unitholders and general partner	$11,851	$29,741	$28,219	$40,070	$46,579

Net income attributable to common unitholders	$11,614	$29,146	$27,655	$39,269	$45,647
Net income attributable to the general partner	237	595	564	801	932
Income from continuing operations per common unit
Basic	$0.93	$2.14	$2.26	$3.19	$3.65
Diluted	0.85	1.57	1.75	2.58	2.78
Net income per common unit
Basic	$0.95	$2.38	$2.26	$3.20	$3.73
Diluted	0.87	1.71	1.75	2.59	2.83

Net income	$19,351	$38,110	$35,719	$55,070	$62,448
Comprehensive income (loss) from unconsolidated investment and other	(825)	(434)	1,005	180	(1,559)
Comprehensive income	$18,526	$37,676	$36,724	$55,250	$60,889
Comprehensive income attributable to non-controlling interest	—	(869)	—	—	(869)
Comprehensive income attributable to NRP	$18,526	$36,807	$36,724	$55,250	$60,020

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

Consolidated Statements of Cash Flows

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(In thousands)	2019	2018	2019	2019	2018
Cash flows from operating activities
Net income	$19,351	$38,110	$35,719	$55,070	$62,448
Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Depreciation, depletion and amortization	3,970	5,376	4,392	8,362	10,476
Distributions from unconsolidated investment	9,310	12,250	9,800	19,110	22,403
Equity earnings from unconsolidated investment	(11,333)	(16,529)	(11,682)	(23,015)	(26,150)
Gain on asset sales	(246)	(168)	(256)	(502)	(819)
Loss on extinguishment of debt	29,282	—	—	29,282	—
(Income) loss from discontinued operations	(245)	(2,981)	46	(199)	(1,033)
Asset impairments	—	—	—	—	242
Unit-based compensation expense	475	303	901	1,376	990
Amortization of debt issuance costs and other	355	1,661	1,796	2,151	2,815
Change in operating assets and liabilities:
Accounts receivable	8,511	2,984	(4,927)	3,584	(7,043)
Accounts payable	(561)	(6)	(616)	(1,177)	863
Accrued liabilities	642	1,755	(6,164)	(5,522)	(3,287)
Accrued interest	2,889	8,902	(10,033)	(7,144)	(875)
Deferred revenue	(7,218)	3,645	4,534	(2,684)	9,006
Other items, net	(1,823)	(1,409)	(678)	(2,501)	1,271
Net cash provided by operating activities of continuing operations	$53,359	$53,893	$22,832	$76,191	$71,307
Net cash provided by operating activities of discontinued operations	234	451	121	355	2,836
Net cash provided by operating activities	$53,593	$54,344	$22,953	$76,546	$74,143

Cash flows from investing activities
Distributions from unconsolidated investment in excess of cumulative earnings	$—	$—	$—	$—	$2,097
Proceeds from sale of assets	247	170	256	503	826
Return of long-term contract receivable	451	529	441	892	1,016
Net cash provided by investing activities of continuing operations	$698	$699	$697	$1,395	$3,939
Net cash used in investing activities of discontinued operations	(44)	(2,359)	(390)	(434)	(5,772)
Net cash provided by (used in) investing activities	$654	$(1,660)	$307	$961	$(1,833)

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

Cash flows from financing activities
Debt borrowings	300,000	—	—	300,000	35,000
Debt repayments	(348,002)	(7,272)	(86,468)	(434,470)	(48,072)
Redemption of preferred units paid-in-kind	—	—	—	—	(8,844)
Distributions to common unitholders and general partner	(16,265)	(5,623)	(5,625)	(21,890)	(11,240)
Distributions to preferred unitholders	(7,500)	(7,500)	(7,500)	(15,000)	(15,265)
Contributions from (to) discontinued operations	190	(3,658)	(269)	(79)	(2,250)
Debt issuance costs and other	(26,412)	—	10	(26,402)	(226)
Net cash used in financing activities of continuing operations	$(97,989)	$(24,053)	$(99,852)	$(197,841)	$(50,897)
Net cash provided by (used in) financing activities of discontinued operations	(190)	3,192	269	79	1,735
Net cash used in financing activities	$(98,179)	$(20,861)	$(99,583)	$(197,762)	$(49,162)

Net increase (decrease) in cash, cash equivalents and restricted cash	$(43,932)	$31,823	$(76,323)	$(120,255)	$23,148

Cash, cash equivalents and restricted cash of continuing operations at beginning of period	$129,707	$20,790	$206,030	$206,030	$26,980
Cash and cash equivalents of discontinued operations at beginning of period	—	362	—	—	2,847
Cash, cash equivalents and restricted cash at beginning of period	$129,707	$21,152	$206,030	$206,030	$29,827

Cash, cash equivalents and restricted cash at end of period	$85,775	$52,975	$129,707	$85,775	$52,975
Less: cash and cash equivalents of discontinued operations at end of period	—	(1,646)	—	—	(1,646)
Cash, cash equivalents and restricted cash of continuing operations at end of period	$85,775	$51,329	$129,707	$85,775	$51,329

Supplemental cash flow information:
Cash paid during the period for interest of continuing operations	$9,623	$7,132	$23,422	$33,045	$33,155

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

Consolidated Balance Sheets

	June 30,	December 31,
(In thousands, except unit data)	2019	2018
ASSETS
Current assets
Cash and cash equivalents	$70,850	$101,839
Restricted cash	14,925	104,191
Accounts receivable, net	28,553	32,058
Prepaid expenses and other	5,963	3,462
Current assets of discontinued operations	984	993
Total current assets	$121,275	$242,543
Land	24,008	24,008
Plant and equipment, net	825	984
Mineral rights, net	736,413	743,112
Intangible assets, net	41,008	42,513
Equity in unconsolidated investment	251,135	247,051
Long-term contracts receivable	37,973	38,945
Other assets	6,806	2,491
Total assets	$1,219,443	$1,341,647
LIABILITIES AND CAPITAL
Current liabilities
Accounts payable	$1,211	$2,414
Accrued liabilities	6,856	12,347
Accrued interest	7,201	14,345
Current portion of deferred revenue	6,579	3,509
Current portion of long-term debt, net	46,040	115,184
Current liabilities of discontinued operations	658	947
Total current liabilities	$68,545	$148,746
Deferred revenue	43,290	49,044
Long-term debt, net	498,029	557,574
Other non-current liabilities	4,731	1,150
Total liabilities	$614,595	$756,514
Commitments and contingencies
Class A Convertible Preferred Units (250,000 units issued and outstanding at $1,000 par value per unit; liquidation preference of $1,500 per unit)	$164,587	$164,587
Partners’ capital:
Common unitholders’ interest (12,261,199 and 12,249,469 units issued and outstanding at June 30, 2019 and December 31, 2018, respectively)	$374,275	$355,113
General partner’s interest	5,387	5,014
Warrant holders' interest	66,816	66,816
Accumulated other comprehensive loss	(3,282)	(3,462)
Total partners’ capital	443,196	423,481
Non-controlling interest	(2,935)	(2,935)
Total capital	440,261	420,546
Total liabilities and capital	$1,219,443	$1,341,647

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

Consolidated Statements of Partners' Capital

	Common Unitholders		General Partner	Warrant Holders	Accumulated Other Comprehensive Loss	Partners' Capital Excluding Non-Controlling Interest	Non-Controlling Interest	Total Capital

(In thousands)	Units	Amounts
Balance at December 31, 2018	12,249	$355,113	$5,014	$66,816	$(3,462)	$423,481	$(2,935)	$420,546
Net income (1)	—	35,005	714	—	—	35,719	—	35,719
Distributions to common unitholders and general partner	—	(5,513)	(112)	—	—	(5,625)	—	(5,625)
Distributions to preferred unitholders	—	(7,350)	(150)	—	—	(7,500)	—	(7,500)
Issuance of unit-based awards	12	486	—	—	—	486	—	486
Unit-based awards amortization and vesting	—	399	—	—	—	399	—	399
Comprehensive income from unconsolidated investment and other	—	—	10	—	1,005	1,015	—	1,015
Balance at March 31, 2019	12,261	$378,140	$5,476	$66,816	$(2,457)	$447,975	$(2,935)	$445,040
Net income (1)	—	18,964	387	—	—	19,351	—	19,351
Distributions to common unitholders and general partner	—	(15,939)	(326)	—	—	(16,265)	—	(16,265)
Distributions to preferred unitholders	—	(7,350)	(150)	—	—	(7,500)	—	(7,500)
Unit-based awards amortization and vesting	—	460	—	—	—	460	—	460
Comprehensive loss from unconsolidated investment and other	—	—	—	—	(825)	(825)	—	(825)
Balance at June 30, 2019	12,261	$374,275	$5,387	$66,816	$(3,282)	$443,196	$(2,935)	$440,261

(1)
Net income includes $7.5 million attributable to preferred unitholders that accumulated during the period, of which $7.35 million is allocated to the common unitholders and $0.15 million is allocated to the general partner.

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

Consolidated Statements of Partners' Capital

	Common Unitholders		General Partner	Warrant Holders	Accumulated Other Comprehensive Loss	Partners' Capital Excluding Non-Controlling Interest	Non-Controlling Interest	Total Capital

(In thousands)	Units	Amounts
Balance at December 31, 2017	12,232	$199,851	$1,857	$66,816	$(3,313)	$265,211	$(3,394)	$261,817
Cumulative effect of adoption of accounting standard	—	69,057	1,409	—	—	70,466	—	70,466
Net income (1)	—	23,851	487	—	—	24,338	—	24,338
Distributions to common unitholders and general partner	—	(5,505)	(112)	—	—	(5,617)	—	(5,617)
Distributions to preferred unitholders	—	(7,610)	(155)	—	—	(7,765)	—	(7,765)
Issuance of unit-based awards	14	410	—	—	—	410	—	410
Unit-based awards amortization and vesting	—	197	—	—	—	197	—	197
Comprehensive income (loss) from unconsolidated investment and other	—	—	8	—	(1,125)	(1,117)	—	(1,117)
Balance at March 31, 2018	12,246	$280,251	$3,494	$66,816	$(4,438)	$346,123	$(3,394)	$342,729
Net income (1)	—	36,496	745	—	—	37,241	869	38,110
Distributions to common unitholders and general partner	—	(5,510)	(113)	—	—	(5,623)	—	(5,623)
Distributions to preferred unitholders	—	(7,350)	(150)	—	—	(7,500)	—	(7,500)
Unit-based awards amortization and vesting	—	136	—	—	—	136	—	136
Comprehensive income (loss) from unconsolidated investment and other	—	50	1	—	(434)	(383)	(51)	(434)
Balance at June 30, 2018	12,246	$304,073	$3,977	$66,816	$(4,872)	$369,994	$(2,576)	$367,418

(1)
Net income includes $7.5 million attributable to preferred unitholders that accumulated during the period, of which $7.35 million is allocated to the common unitholders and $0.15 million is allocated to the general partner.

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

The following tables present NRP's unaudited business results by segment for the three months ended June 30, 2019 and 2018 and March 31, 2019:

	Operating Business Segments
	Coal Royalty and Other		Corporate and Financing
(In thousands)		Soda Ash		Total
Three Months Ended June 30, 2019
Revenues	$69,890	$11,333	$—	$81,223
Gain on asset sales	246	—	—	246
Total revenues and other income	$70,136	$11,333	$—	$81,469
Asset impairments	$—	$—	$—	$—
Net income (loss) from continuing operations	$53,707	$11,333	$(45,934)	$19,106
Adjusted EBITDA (1)	$57,677	$9,310	$(4,196)	$62,791
Distributable cash flow (1) (2)	$56,509	$9,310	$(11,762)	$54,013
Free cash flow (1)	$56,262	$9,310	$(11,762)	$53,810

Three Months Ended June 30, 2018
Revenues	$52,922	$16,529	$—	$69,451
Gain on asset sales, net	168	—	—	168
Total revenues and other income	$53,090	$16,529	$—	$69,619
Asset impairments	$—	$—	$—	$—
Net income (loss) from continuing operations	$39,597	$16,529	$(20,997)	$35,129
Adjusted EBITDA (1)	$44,104	$12,250	$(3,263)	$53,091
Distributable cash flow (1)	$52,424	$12,250	$(10,082)	$54,592
Free cash flow (1)	$52,254	$12,250	$(10,082)	$54,422

Three Months Ended March 31, 2019
Revenues	$55,103	$11,682	$—	$66,785
Gain on asset sales	256	—	—	256
Total revenues and other income	$55,359	$11,682	$—	$67,041
Asset impairments	$—	$—	$—	$—
Net income (loss) from continuing operations	$42,607	$11,682	$(18,524)	$35,765
Adjusted EBITDA (1)	$46,999	$9,800	$(4,350)	$52,449
Cash flow provided by (used in) continuing operations:
Operating activities	$42,916	$9,800	$(29,884)	$22,832
Investing activities	$697	$—	$—	$697
Financing activities	$—	$—	$(99,852)	$(99,852)
Distributable cash flow (1) (2)	$43,613	$9,800	$(29,884)	$23,139
Free cash flow (1)	$43,357	$9,800	$(29,884)	$23,273

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

(2)	Includes adjustments of net proceeds from the sale of the construction aggregates business which are classified as investing cash flow from discontinued operations.

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

The following tables present NRP's unaudited business results by segment for the six months ended June 30, 2019 and 2018:

	Operating Business Segments
	Coal Royalty and Other		Corporate and Financing
(In thousands)		Soda Ash		Total
Six Months Ended June 30, 2019
Revenues	$124,993	$23,015	$—	$148,008
Gain on asset sales	502	—	—	502
Total revenues and other income	$125,495	$23,015	$—	$148,510
Asset impairments	$—	$—	$—	$—
Net income (loss) from continuing operations	$96,314	$23,015	$(64,458)	$54,871
Adjusted EBITDA (1)	$104,676	$19,110	$(8,546)	$115,240
Cash flow provided by (used in) continuing operations:
Operating activities	$98,727	$19,110	$(41,646)	$76,191
Investing activities	$1,395	$—	$—	$1,395
Financing activities	$—	$—	$(197,841)	$(197,841)
Distributable cash flow (1) (2)	$100,122	$19,110	$(41,646)	$77,152
Free cash flow (1)	$99,619	$19,110	$(41,646)	$77,083

Six Months Ended June 30, 2018
Revenues	$102,779	$26,150	$—	$128,929
Gain on asset sales	819	—	—	819
Total revenues and other income	$103,598	$26,150	$—	$129,748
Asset impairments	$242	$—	$—	$242
Net income (loss) from continuing operations	$78,548	$26,150	$(43,283)	$61,415
Adjusted EBITDA (1)	$88,397	$24,500	$(7,599)	$105,298
Cash flow provided by (used in) continuing operations:
Operating activities	$90,518	$22,403	$(41,614)	$71,307
Investing activities	$1,842	$2,097	$—	$3,939
Financing activities	$—	$—	$(50,897)	$(50,897)
Distributable cash flow (1)	$92,360	$24,500	$(41,614)	$75,246
Free cash flow (1)	$91,534	$24,500	$(41,614)	$74,420

(1)	See "Non-GAAP Financial Measures" and reconciliation tables at the end of this release.

(2)	Includes adjustments of net proceeds from the sale of the construction aggregates business which are classified as investing cash flow from discontinued operations.

Natural Resource Partners L.P.
Financial Tables
(Unaudited)

Operating Statistics - Coal Royalty and Other

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(In thousands, except per ton data)	2019	2018	2019	2019	2018
Coal sales volumes (tons)
Appalachia
Northern (1)	1,625	916	859	2,484	1,141
Central	3,825	4,163	3,422	7,247	7,709
Southern	386	396	348	734	942
Total Appalachia	5,836	5,475	4,629	10,465	9,792
Illinois Basin	535	739	560	1,095	1,482
Northern Powder River Basin	591	808	856	1,447	2,041
Total coal sales volumes	6,962	7,022	6,045	13,007	13,315
Coal royalty revenue per ton
Appalachia
Northern (1)	$0.86	$3.52	$4.71	$2.19	$3.76
Central	6.03	5.65	6.03	6.03	5.68
Southern	6.69	6.85	8.61	7.60	7.03
Illinois Basin	4.51	4.72	4.77	4.64	4.43
Northern Powder River Basin	2.75	2.25	2.61	2.66	2.24
Combined average coal royalty revenue per ton	4.46	4.95	5.39	4.89	4.94
Coal royalty revenues
Appalachia
Northern (1)	$1,393	$3,230	$4,045	$5,438	$4,296
Central	23,055	23,520	20,644	43,699	43,752
Southern	2,581	2,712	2,997	5,578	6,626
Total Appalachia	27,029	29,462	27,686	54,715	54,674
Illinois Basin	2,411	3,485	2,670	5,081	6,560
Northern Powder River Basin	1,624	1,815	2,231	3,855	4,580
Unadjusted coal royalty revenues	31,064	34,762	32,587	$63,651	$65,814
Coal royalty adjustment for minimum leases	(361)	—	(456)	(817)	(50)
Total coal royalty revenues	$30,703	$34,762	$32,131	$62,834	$65,764
Other revenues
Production lease minimum revenues	$15,879	$2,006	$2,700	$18,579	$4,541
Minimum lease straight-line revenues	3,854	569	3,316	7,170	1,172
Property tax revenues	1,377	1,523	1,433	2,810	2,705
Wheelage revenues	1,945	1,609	1,415	3,360	3,583
Coal overriding royalty revenues	3,999	3,702	3,975	7,974	6,574
Lease amendment revenues	4,414	—	771	5,185	—
Aggregates royalty revenues	1,237	1,572	1,464	2,701	2,663
Oil and gas royalty revenues	482	1,354	1,719	2,201	4,252
Other	726	823	578	1,304	1,140
Total other revenues	$33,913	$13,158	$17,371	$51,284	$26,630
Coal royalty and other	$64,616	$47,920	$49,502	$114,118	$92,394
Transportation and processing services	5,274	5,002	5,601	10,875	10,385
Gain on asset sales	246	168	256	502	819
Total Coal Royalty and Other segment revenues and other income	$70,136	$53,090	$55,359	$125,495	$103,598

(1)	Northern Appalachia includes NRP's Hibbs Run property that has significant sales volumes, but a low fixed rate per ton.

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures
(Unaudited)

Adjusted EBITDA

	Coal Royalty and Other		Corporate and Financing
(In thousands)		Soda Ash		Total
Three Months Ended June 30, 2019
Net income (loss) from continuing operations	$53,707	$11,333	$(45,934)	$19,106
Less: equity earnings from unconsolidated investment	—	(11,333)	—	(11,333)
Add: net loss attributable to non-controlling interest	—	—	—	—
Add: total distributions from unconsolidated investment	—	9,310	—	9,310
Add: interest expense, net	—	—	12,456	12,456
Add: loss on extinguishment of debt	—	—	29,282	29,282
Add: depreciation, depletion and amortization	3,970	—	—	3,970
Add: asset impairments	—	—	—	—
Adjusted EBITDA	$57,677	$9,310	$(4,196)	$62,791

Three Months Ended June 30, 2018
Net income (loss) from continuing operations	$39,597	$16,529	$(20,997)	$35,129
Less: equity earnings from unconsolidated investment	—	(16,529)	—	(16,529)
Less: net income attributable to non-controlling interest	(869)	—	—	(869)
Add: total distributions from unconsolidated investment	—	12,250	—	12,250
Add: interest expense, net	—	—	17,734	17,734
Add: loss on extinguishment of debt	—	—	—	—
Add: depreciation, depletion and amortization	5,376	—	—	5,376
Add: asset impairments	—	—	—	—
Adjusted EBITDA	$44,104	$12,250	$(3,263)	$53,091

Three Months Ended March 31, 2019
Net income (loss) from continuing operations	$42,607	$11,682	$(18,524)	$35,765
Less: equity earnings from unconsolidated investment	—	(11,682)	—	(11,682)
Less: net income attributable to non-controlling interest	—	—	—	—
Add: total distributions from unconsolidated investment	—	9,800	—	9,800
Add: interest expense, net	—	—	14,174	14,174
Add: loss on extinguishment of debt	—	—	—	—
Add: depreciation, depletion and amortization	4,392	—	—	4,392
Add: asset impairments	—	—	—	—
Adjusted EBITDA	$46,999	$9,800	$(4,350)	$52,449

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures
(Unaudited)

Adjusted EBITDA

	Coal Royalty and Other		Corporate and Financing
(In thousands)		Soda Ash		Total
Six Months Ended June 30, 2019
Net income (loss) from continuing operations	$96,314	$23,015	$(64,458)	$54,871
Less: equity earnings from unconsolidated investment	—	(23,015)	—	(23,015)
Less: net income attributable to non-controlling interest	—	—	—	—
Add: total distributions from unconsolidated investment	—	19,110	—	19,110
Add: interest expense, net	—	—	26,630	26,630
Add: loss on extinguishment of debt	—	—	29,282	29,282
Add: depreciation, depletion and amortization	8,362	—	—	8,362
Add: asset impairments	—	—	—	—
Adjusted EBITDA	$104,676	$19,110	$(8,546)	$115,240

Six Months Ended June 30, 2018
Net income (loss) from continuing operations	$78,548	$26,150	$(43,283)	$61,415
Less: equity earnings from unconsolidated investment	—	(26,150)	—	(26,150)
Less: net income attributable to non-controlling interest	(869)	—	—	(869)
Add: total distributions from unconsolidated investment	—	24,500	—	24,500
Add: interest expense, net	—	—	35,684	35,684
Add: loss on extinguishment of debt	—	—	—	—
Add: depreciation, depletion and amortization	10,476	—	—	10,476
Add: asset impairments	242	—	—	242
Adjusted EBITDA	$88,397	$24,500	$(7,599)	$105,298

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures
(Unaudited)

Distributable Cash Flow and Free Cash Flow

	Coal Royalty and Other		Corporate and Financing
(In thousands)		Soda Ash		Total
Three Months Ended June 30, 2019
Net cash provided by (used in) operating activities of continuing operations	$55,811	$9,310	$(11,762)	53,359
Add: distributions from unconsolidated investment in excess of cumulative earnings	—	—	—	—
Add: proceeds from sale of assets	247	—	—	247
Add: proceeds from sale of discontinued operations	—	—	—	(44)
Add: return of long-term contract receivables	451	—	—	451
Distributable cash flow	$56,509	$9,310	$(11,762)	$54,013
Less: proceeds from sale of assets	(247)	—	—	(247)
Less: proceeds from sale of discontinued operations	—	—	—	44
Free cash flow	$56,262	$9,310	$(11,762)	$53,810

Three Months Ended June 30, 2018
Net cash provided by (used in) operating activities of continuing operations	$51,725	$12,250	$(10,082)	$53,893
Add: distributions from unconsolidated investment in excess of cumulative earnings	—	—	—	—
Add: proceeds from sale of assets	170	—	—	170
Add: proceeds from sale of discontinued operations	—	—	—	—
Add: return of long-term contract receivables	529	—	—	529
Distributable cash flow	$52,424	$12,250	$(10,082)	$54,592
Less: proceeds from sale of assets	(170)	—	—	(170)
Less: proceeds from sale of discontinued operations	—	—	—	—
Free cash flow	$52,254	$12,250	$(10,082)	$54,422

Three Months Ended March 31, 2019
Net cash provided by (used in) operating activities of continuing operations	$42,916	$9,800	$(29,884)	$22,832
Add: distributions from unconsolidated investment in excess of cumulative earnings	—	—	—	—
Add: proceeds from sale of assets	256	—	—	256
Add: proceeds from sale of discontinued operations	—	—	—	(390)
Add: return of long-term contract receivables	441	—	—	441
Distributable cash flow	$43,613	$9,800	$(29,884)	$23,139
Less: proceeds from sale of assets	(256)	—	—	(256)
Less: proceeds from sale of discontinued operations	—	—	—	390
Free cash flow	$43,357	$9,800	$(29,884)	$23,273

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures
(Unaudited)

Distributable Cash Flow and Free Cash Flow

	Coal Royalty and Other		Corporate and Financing
(In thousands)		Soda Ash		Total
Six Months Ended June 30, 2019
Net cash provided by (used in) operating activities of continuing operations	$98,727	$19,110	$(41,646)	$76,191
Add: distributions from unconsolidated investment in excess of cumulative earnings	—	—	—	—
Add: proceeds from sale of assets	503	—	—	503
Add: proceeds from sale of discontinued operations	—	—	—	(434)
Add: return of long-term contract receivables	892	—	—	892
Distributable cash flow	$100,122	$19,110	$(41,646)	$77,152
Less: proceeds from sale of assets	(503)	—	—	(503)
Less: proceeds from sale of discontinued operations	—	—	—	434
Free cash flow	$99,619	$19,110	$(41,646)	$77,083

Six Months Ended June 30, 2018
Net cash provided by (used in) operating activities of continuing operations	$90,518	$22,403	$(41,614)	$71,307
Add: distributions from unconsolidated investment in excess of cumulative earnings	—	2,097	—	2,097
Add: proceeds from sale of assets	826	—	—	826
Add: proceeds from sale of discontinued operations	—	—	—	—
Add: return of long-term contract receivables	1,016	—	—	1,016
Distributable cash flow	$92,360	$24,500	$(41,614)	$75,246
Less: proceeds from sale of assets	(826)	—	—	(826)
Less: proceeds from sale of discontinued operations	—	—	—	—
Free cash flow	$91,534	$24,500	$(41,614)	$74,420

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures
(Unaudited)

LTM Free Cash Flow and Cash Flow Cushion

	Three Months Ended
(In thousands)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	Last 12 Months
Net cash provided by (used in) operating activities of continuing operations	$26,486	$80,489	$22,832	$53,359	$183,166
Add: proceeds from sale of assets	—	1,623	256	247	2,126
Add: proceeds from sale of discontinued operations	—	198,091	(390)	(44)	197,657
Add: return of long-term contract receivables	1,590	455	441	451	2,937
Distributable cash flow	$28,076	$280,658	$23,139	$54,013	$385,886
Less: proceeds from sale of assets	—	(1,623)	(256)	(247)	(2,126)
Less: proceeds from sale of discontinued operations	—	(198,091)	390	44	(197,657)
Free cash flow	$28,076	$80,944	$23,273	$53,810	$186,103
Add: free cash flow provided by discontinued operations	2,871	125	121	234	3,351
Free cash flow including discontinued operations	$30,947	$81,069	$23,394	$54,044	$189,454
Less: free cash flow provided by discontinued operations	(2,871)	(125)	(121)	(234)	(3,351)
Less: cash flow from one-time Hillsboro litigation settlement	—	(25,000)	—	—	(25,000)
Free cash flow excluding discontinued operations and one-time beneficial items	$28,076	$55,944	$23,273	$53,810	$161,103
Less: mandatory Opco debt amortizations	(7,648)	(24,665)	(37,152)	(2,365)	(71,830)
Less: preferred unit distributions	(7,500)	(7,500)	(7,500)	(7,500)	(30,000)
Less: common unit distributions	(5,623)	(5,623)	(5,625)	(16,265)	(33,136)
Cash flow cushion	$7,305	$18,156	$(27,004)	$27,680	$26,137

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures
(Unaudited)

Leverage Ratio

	Three Months Ended
(In thousands)	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	Last 12 Months
Net income from continuing operations	$25,853	$35,092	$35,765	$19,106	$115,816
Less: equity earnings from unconsolidated investment	(8,836)	(13,320)	(11,682)	(11,333)	(45,171)
Add: net loss attributable to non-controlling interest	359	—	—	—	359
Add: total distributions from unconsolidated investment	12,250	9,800	9,800	9,310	41,160
Add: interest expense, net	17,493	17,001	14,174	12,456	61,124
Add: loss on extinguishment of debt	—	—	—	29,282	29,282
Add: depreciation, depletion and amortization	4,888	6,325	4,392	3,970	19,575
Add: asset impairments	—	18,038	—	—	18,038
Adjusted EBITDA	$52,007	$72,936	$52,449	$62,791	$240,183
Less: one-time Hillsboro litigation settlement					(25,000)
Adjusted EBITDA less one-time Hillsboro litigation settlement					$215,183

Debt—at June 30, 2019					$552,667

Leverage Ratio (1)					2.3	x

Leverage Ratio less one-time Hillsboro litigation settlement (2)					2.6	x

(1)	Leverage Ratio is calculated as the outstanding principal of NRP's debt as of June 30, 2019 divided by the last twelve months' Adjusted EBITDA.

(2)
Leverage Ratio less one-time Hillsboro litigation settlement is calculated as the outstanding principal of NRP's debt as of June 30, 2019 divided by the last twelve months' Adjusted EBITDA less one-time Hillsboro litigation settlement.

Natural Resource Partners L.P.
Reconciliation of Non-GAAP Measures
(Unaudited)

Return on Capital Employed ("ROCE")
	Coal Royalty and Other		Corporate and Financing
(In thousands)		Soda Ash		Total
LTM Ended June 30, 2019
Net income (loss) from continuing operations	$178,494	$45,171	$(107,849)	$115,816
Financing costs	—	—	92,703	92,703
Return	$178,494	$45,171	$(15,146)	$208,519

As of June 30, 2018
Total assets of continuing operations	$967,356	$245,524	$3,946	$1,216,826
Less: total current liabilities of continuing operations excluding current debt	(10,575)	—	(17,086)	(27,661)
Less: total long-term liabilities of continuing operations excluding long-term debt	(40,256)	—	(110)	(40,366)
Capital employed excluding discontinued operations	$916,525	$245,524	$(13,250)	$1,148,799

Total Partners' Capital (1)	$919,970	$245,524	$(976,172)	$370,864
Less: non-controlling interest	(3,445)	—	—	(3,445)
Less: Partners' Capital from discontinued operations	—	—	—	(181,542)
Total Partners' Capital excluding discontinued operations	$916,525	$245,524	$(976,172)	$185,877
Class A Convertible Preferred Units	—	—	164,587	164,587
Debt	—	—	798,335	798,335
Capital employed excluding discontinued operations	$916,525	$245,524	$(13,250)	$1,148,799

ROCE excluding discontinued operations	19.5%	18.4%	N/A	18.2%

Excluding one-time beneficial items:
Return	$178,494	$45,171	$(15,146)	$208,519
Less: income from Hillsboro litigation settlement	(25,000)	—	—	(25,000)
Return excluding discontinued operations and one-time beneficial items	$153,494	$45,171	$(15,146)	$183,519

ROCE excluding discontinued operations and one-time beneficial items	16.7%	18.4%	N/A	16.0%

(1)	Total Partners' Capital includes $181.5 million from discontinued operations.

-end-